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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT


         Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): June 30, 1998


                             CORE LABORATORIES N.V.
             (Exact name of registrant as specified in its charter)

             THE NETHERLANDS                                  NOT APPLICABLE
(State or Other Jurisdiction of Incorporation)       (I.R.S. Employer Identification No.)

                                    0-26710
                            (Commission File Number)

            HERENGRACHT 424
         1017 BZ AMSTERDAM
            THE NETHERLANDS                                    NOT APPLICABLE
(Address of Principal Executive Offices)                         (Zip Code)
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           Registrant's telephone number, including area code: (31-20) 420-3191




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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

    On June 30, 1998, Core Laboratories N.V. (the "Company") acquired all of the outstanding shares of Owen Oil Tools, Inc. ("Owen") in a stock-for-stock transaction, which will be accounted for as a purchase. The Company issued
2,276,831 shares of its NLG .03 par value common stock for the privately held
Fort Worth, Texas based company. As additional information concerning the value of the assets acquired and the liabilities assumed becomes known adjustments will be made to the purchase price allocation and financial statements.

     Owen and its subsidiaries manufacture and sell down-hole well completion products and resell perforating supplies and down-hole tools to customers in the petroleum industry. Owen operates in seven countries and has approximately
360 employees.

     Significant susidiary tests set forth in Rule 3-05 of Regulation S-X have been calculated for Owen and fall below 20%, thus, accordingly, financial statements and proforma information need not be filed.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a).     Financial statements of business acquired.
             Not Applicable

    (b).     Pro forma financial information.
             Not Applicable

    (c).     Exhibits.

             The following exhibits are filed herewith:

             10.1     Agreement and Plan of Merger among Core Laboratories
                      N.V., Owen Oil Tools, Inc., Owen Acquisition, Inc., and each of the shareholders of Owen Oil Tools, Inc. dated as of June 30, 1998.

             99.1 News Release of Core Laboratories N.V. regarding the acquisition of Owen dated July 1, 1998.




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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CORE LABORATORIES N.V.
                                       by:  Core Laboratories International B.V.



Dated:  July 15, 1998                   By:  /s/ RICHARD L. BERGMARK
                                          --------------------------------------
                                          Richard L. Bergmark
                                          Chief Financial Officer and Treasurer




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                               INDEX TO EXHIBITS


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
   EXHIBIT
   NUMBER                                                  DESCRIPTION
   ------                                                  -----------
    10.1     Agreement and Plan of Merger among Core Laboratories N.V., Owen Oil Tools, Inc., Owen Acquisition,
             Inc., and each of the shareholders of Owen Oil Tools, Inc. dated as of June 30, 1998.

    99.1     News Release of  Core Laboratories N.V. regarding the acquisition of Owen dated July 1, 1998.




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